             Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]        Preliminary Proxy Statement
[ ]        Preliminary Additional Materials
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]        Definitive Proxy Statement
[ ]        Definitive Additional Materials
[ ]        Soliciting Material Pursuant to Section 240.149-11(c) or
           Section 240.14a-12

           Municipal Income Trust
-------------------------------------------------------------------------------
     (Name of Registrant as Specified in its Charter)


           LouAnne McInnis
-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement)

     Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

4)   Proposed maximum aggregate value of transaction:

5)   Fee previously paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

            PRELIMINARY PROXY--TO BE FILED WITH THE SECURITIES AND
                           EXCHANGE COMMISSION ONLY.



                            MUNICIPAL INCOME TRUST

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD DECEMBER 17, 1998


     The Annual Meeting of Shareholders of MUNICIPAL INCOME TRUST (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048, on December 17, 1998, at 11:00 a.m., New York City time, for the following purposes:

      1. To elect two (2) Trustees to serve until the year 2001 Annual Meeting or until their successors shall have been elected and qualified;

      2. To ratify or reject the selection of PricewaterhouseCoopers LLP as the Trust's independent accountants for the fiscal year ending August 31, 1999;

      3. Shareholder proposal to amend the Trust's Declaration of Trust to require each Trustee, within thirty days of election, to become a Shareholder of the Trust (Note: The Trustees unanimously recommend a vote AGAINST this proposal); and

      4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Shareholders of record as of the close of business on October 28, 1998 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.



                                  BARRY FINK,
                                   Secretary


November   , 1998
New York, New York

-------------------------------------------------------------------------------
                                   IMPORTANT

  YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
-------------------------------------------------------------------------------

                            MUNICIPAL INCOME TRUST

                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                        ANNUAL MEETING OF SHAREHOLDERS

                               DECEMBER 17, 1998


     This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of MUNICIPAL INCOME TRUST (the "Trust"), for use at the Annual Meeting of Shareholders of the Trust to be held on December 17, 1998 (the "Meeting"), and at any adjournments thereof.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee and in favor of Proposal 2 and against Proposal 3. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trust, execution and delivery of a later dated proxy to the Secretary of the Trust (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

     Holders of shares of the Trust ("Shareholders") as of the close of business on October 28, 1998, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. On
October 28, 1998, there were            shares of beneficial interest
outstanding, all with $.01 par value. No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trust or officers and regular employees of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Adviser") (formerly named Dean Witter InterCapital Inc.), Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") and/or Dean Witter Reynolds Inc. ("DWR"), without special compensation therefor. In addition, the Trust may employ William F. Doring and Co. as proxy solicitor, the cost of which is not expected to exceed $3,000 and will be borne by the Trust. The first mailing of
this proxy statement is expected to be made on or about November   , 1998.

     William F. Doring & Co. and MSDW Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card. With respect to the solicitation of a telephonic vote by William F. Doring & Co., additional expenses would include $7.00 per telephone vote transacted, $3.00 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers which would be borne by the Trust.


                           (1) ELECTION OF TRUSTEES


     The number of Trustees has currently been fixed by the Trustees, pursuant to the Trust's Declaration of Trust, at nine. There are presently nine Trustees, two of whom (Michael Bozic and Charles A. Fiumefreddo) are standing for election at this Meeting to serve until the year 2001 Annual Meeting, in accordance with the Trust's Declaration of Trust, as amended.


     Seven of the current nine Trustees (Michael Bozic, Edwin J. Garn, John R. Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The other two current Trustees, Charles A. Fiumefreddo and Philip J. Purcell, are "interested persons" (as that term is defined in the 1940 Act) of the Trust and MSDW Advisors and thus are not Independent Trustees. The nominees for election as Trustees of the Trust have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the Trustees previously have been elected by the Shareholders of the Trust.


     The nominees of the Board of Trustees for election as Trustee are listed below. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented by them for the election of these nominees:
Michael Bozic and Charles A. Fiumefreddo. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trust knows of no reason why any of said nominees would be unable or unwilling to accept nomination or election. The election of each Trustee requires the approval of a majority of the shares represented and entitled to vote at the Meeting.


     Pursuant to the provisions of the Trust's Declaration of Trust (Section 2.2, as amended), the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of the three classes will expire each year.


     The Board of Trustees previously determined that any nominee for election as Trustee will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Bozic and Fiumefreddo; Class II--Messrs. Hedien, Johnson and Schroeder; and Class III--Messrs. Garn, Haire, Nugent and Purcell. Each nominee for Trustee at any Annual Meeting will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board, or any adjournment thereof. As a consequence of this method of election, the replacement of a majority of the Board could be delayed for up to two years. In accordance with the above, the Class I Trustees are standing for election at this Meeting and, if elected, will serve until the year 2001 Annual Meeting or until their successors shall have been elected and qualified.

     The following information regarding each of the nominees for election as Trustee, and each of the other members of the Board, includes his principal occupations and employment for at least the last five years, his age, shares of the Trust owned, if any, as of October 28, 1998 (shown in parentheses), positions with the Trust, and directorships or trusteeships in other companies which file periodic reports with the Securities and Exchange Commission, including the 85 investment companies, including the Trust, for which MSDW Advisors serves as investment manager or investment adviser (referred to herein collectively as the "Morgan Stanley Dean Witter Funds"), and the 11 investment companies for which MSDW Advisor's wholly-owned subsidiary, MSDW Services, serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds").

     The nominees for Trustee to be elected at this Meeting are:

     MICHAEL BOZIC, Trustee since April, 1994; age 57; Chairman and Chief Executive Officer of Levitz Furniture Corporation (since November, 1995); Director or Trustee of the Morgan Stanley Dean Witter Funds; formerly President and Chief Executive Officer of Hills Department Stores (May, 1991-July, 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Eaglemark Financial Services, Inc. and Weirton Steel Corporation.

     CHARLES A. FIUMEFREDDO, Trustee since July, 1991; age 65; Chairman, Director or Trustee, President and Chief Executive Officer of the Morgan Stanley Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; formerly Chairman, Chief Executive Officer and Director of MSDW Advisors, MSDW Services and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), Executive Vice President and Director of Dean Witter Reynolds Inc. ("DWR"), Chairman and Director of MSDW Trust and Director and/or officer of various Morgan Stanley Dean Witter & Co. ("MSDW") subsidiaries (until June,
1998).

     The Trustees who are not standing for reelection at this Meeting are:

     EDWIN JACOB (JAKE) GARN, Trustee since January, 1993; age 66; Director or Trustee of the Morgan Stanley Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation; Director of Franklin Covey (time management systems), John Alden Financial Corp. (health insurance), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

     JOHN R. HAIRE, Trustee since January, 1988; age 73; Chairman of the Audit Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds; Chairman of the Audit Committee and Trustee of the TCW/DW Funds; formerly Chairman of the Independent Directors or Trustees of the Morgan Stanley Dean Witter Funds and the TCW/DW Funds (until June, 1998); formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978).

     WAYNE E. HEDIEN, Trustee since September, 1997; age 64; Retired; Director or Trustee of the Morgan Stanley Dean Witter Funds; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994); director of various other business and charitable organizations.

     DR. MANUEL H. JOHNSON, Trustee since July, 1991; age 49; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director or Trustee of the Morgan Stanley Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ, Greenwich Capital Markets Inc. (broker-dealer) and NVR Inc. (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization for the Financial Accounting Standards Board), formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).


     MICHAEL E. NUGENT, Trustee since July, 1991; age 62; General Partner, Triumph Capital, L.P., a private investment partnership; Director or Trustee of the Morgan Stanley Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); director of various business organizations.

     PHILIP J. PURCELL, Trustee since April, 1994; ([4,314] shares); age 55; Chairman of the Board of Directors and Chief Executive Officer of MSDW, DWR and Novus Credit Services Inc.; Director of MSDW Distributors; Director or Trustee of the Morgan Stanley Dean Witter Funds; Director and/or officer of various MSDW subsidiaries.

     JOHN L. SCHROEDER, Trustee since April, 1994; age 68; Retired; Director or Trustee of the Morgan Stanley Dean Witter Funds; Trustee of the TCW/DW Funds; Director of the Citizens Utilities Company; formerly, Executive Vice President and Chief Investment Officer of The Home Insurance Company (August, 1991-September, 1995).

     The executive officers of the Trust are: Barry Fink, Vice President, Secretary and General Counsel; Mitchell M. Merin, Vice President; Robert M. Scanlan, Vice President; Ronald E. Robison, Vice President; Robert S. Giambrone, Vice President; Joseph J. McAlinden, Vice President and Thomas F. Caloia, Treasurer; and James F. Willison, Vice President; Joseph R. Arcieri, Vice President; Gerard J. Lian, Vice President and Katherine H. Stromberg, Vice President. In addition, Frank Bruttomesso, Marilyn K. Cranney, Todd Lebo, LouAnne D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries of the Trust.

     Mr. Fink is 43 years old and is currently Senior Vice President (since March, 1997), Secretary and General Counsel (since February 1997) and Director (since July 1998) of MSDW Advisors and MSDW Services and (since August 1996) Assistant Secretary of DWR; he is also Senior Vice President (since March,
1997), Assistant Secretary and Assistant General Counsel of MSDW Distributors (since February 1997). He was previously Vice President, Assistant Secretary and Assistant General Counsel of MSDW Advisors and MSDW Services. Mr. Merin is 45 years old and is currently President, Chief Executive Officer and Director of MSDW Advisors and MSDW Services, Chairman and Director of MSDW Distributors and MSDW Trust and Director of MSDW Trust, Executive Vice President and Director of DWR, Director of SPS Transaction Services, Inc. and various other MSDW subsidiaries. Mr. Scanlan is 62 years old and is currently President, Chief Operating Officer and Director of MSDW Advisors and MSDW Services; he is also Executive Vice President of MSDW Distributors and Executive Vice President and Director of MSDW Trust. He was previously Executive Vice President of MSDW Advisors. Mr. Robison is 59 years old and is currently Executive Vice President and Chief Administrative Officer of MSDW Advisors and MSDW Services (since September 1998); prior thereto he was a Managing Director of the TCW Group, Inc. Mr. Giambrone is 44 years old and is currently Senior Vice President of MSDW Advisors, MSDW Services, MSDW Distributors and MSDW Trust (since August,
1995) and Director of MSDW Trust (since April, 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. McAlinden is 55 years old and is currently Executive Vice President and Chief Investment Officer of MSDW Advisors (since April, 1996) and Director of MSDW Trust (since April, 1996). He was previously Senior Vice President of MSDW Advisors (June, 1995-April, 1996). He was formerly a Managing Director at Dillon Read. Mr. Caloia is 52 years old and is currently First Vice President and Assistant Treasurer of MSDW Advisors and MSDW Services. Mr. Willison is 55 years old and is currently Senior Vice President of MSDW Advisors. Mr. Arcieri is 50 years old and is currently Vice President of MSDW Advisors. Mr. Lian is 43 years old and is currently Vice President of MSDW Advisors. Ms. Stromberg is 50 years old and is currently Vice President of MSDW Advisors. Other than Messrs. Robison, Giambrone and McAlinden, each of the above officers has been an employee of MSDW Advisors or its affiliates for over five years.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

     The Board of Trustees currently consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 85 Morgan Stanley Dean Witter Funds, comprised of 121 portfolios. As of September 30, 1998, the Morgan
Stanley Dean Witter Funds had total net assets of approximately $     billion
and more than six million shareholders.

     Seven Trustees (77% of the total number) have no affiliation or business connection with MSDW Advisors or any of its affiliated persons and do not own any stock or other securities issued by MSDW Advisors' parent company, MSDW. These are the "disinterested" or "independent" Trustees. Four of the seven Independent Trustees are also Independent Trustees of the TCW/DW Funds.

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

     All of the Independent Trustees serve as members of the Audit Committee . Three of them also serve as members of the Derivatives Committee. In addition, three of the Trustees, including two Independent Trustees, serve as members of the Insurance Committee. During the calendar year ended December 31, 1997, the Audit Committee, the Derivatives Committee and the Independent Trustees held a combined total of seventeen meetings.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Trust performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and reviewing the adequacy of the Trust's system of internal controls.

     The Board of each Fund has formed a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the Board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

     For the fiscal year ended August 31, 1998, the Board of Trustees of the
Trust held     meetings, and the Audit Committee, the Independent Trustees and
the Derivatives Committee of the Trust held    ,     and     meetings,
respectively. No Trustee attended fewer than 75% of the meetings of the Board of Trustees, the Audit Committee, the Independent Trustees or the Derivatives Committee held while he served in such positions.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN
   STANLEY DEAN WITTER FUNDS

     The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.

SHARE OWNERSHIP BY TRUSTEES

     The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Morgan Stanley Dean Witter Funds complex (and, if applicable, in the TCW/DW Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this proxy statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of September 30, 1998, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Dean Witter Funds (and, if applicable, the TCW/DW Funds) was
approximately $    million.

     As of the record date for this Meeting, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.

COMPENSATION OF INDEPENDENT TRUSTEES

     The Trust pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Trust pays the Chairman of the Audit Committee an annual fee of $750). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Trust. The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust for their services as Trustee. Mr. Haire currently serves as Chairman of the Audit Committee. Prior to June 1, 1998, Mr. Haire also served as Chairman of the Independent Trustees, for which services the Trust paid him an additional annual fee of $1,200.

     The following table illustrates the compensation paid to the Trust's Independent Trustees by the Trust for the fiscal year ended August 31, 1998.


                               TRUST COMPENSATION




                                     AGGREGATE
                                    COMPENSATION
NAME OF INDEPENDENT TRUSTEE        FROM THE TRUST
-------------------------------   ---------------
Michael Bozic .................        $1,600
Edwin J. Garn .................         1,650
John R. Haire .................         3,200
Wayne E. Hedien ...............         1,682
Dr. Manual H. Johnson .........         1,600
Michael E. Nugent .............         1,650
John L. Schroeder .............         1,650

     The following table illustrates the compensation paid to the Trust's Independent Trustees for the calendar year ended December 31, 1997 for services to the 84 Morgan Stanley Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1997. Mr. Haire serves as Chairman of the Audit Committee of each Morgan Stanley Dean Witter Fund and each TCW/DW Fund and, prior to June 1, 1998, also served as Chairman of the Independent Directors or Trustees of those Funds. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Morgan Stanley Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Morgan Stanley Dean Witter Fund commenced on September 1, 1997.


    CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS AND TCW/DW FUNDS




                                                                        FOR SERVICE AS
                                                                         CHAIRMAN OF
                                                                         INDEPENDENT       FOR SERVICE AS       TOTAL CASH
                                 FOR SERVICE                              DIRECTORS/         CHAIRMAN OF       COMPENSATION
                               AS DIRECTOR OR       FOR SERVICE AS       TRUSTEES AND        INDEPENDENT      FOR SERVICES TO
                                 TRUSTEE AND          TRUSTEE AND           AUDIT             TRUSTEES       84 MORGAN STANLEY
                              COMMITTEE MEMBER     COMMITTEE MEMBER    COMMITTEES OF 84       AND AUDIT         DEAN WITTER
NAME OF                     OF 84 MORGAN STANLEY     OF 14 TCW/DW       MORGAN STANLEY    COMMITTEES OF 14     FUNDS AND 14
INDEPENDENT TRUSTEE           DEAN WITTER FUNDS          FUNDS        DEAN WITTER FUNDS     TCW/DW FUNDS       TCW/DW FUNDS
-------------------        ---------------------- ------------------ ------------------- ------------------ ------------------
Michael Bozic ............        $133,602                   --                  --                 --           $133,602
Edwin J. Garn ............         149,702                   --                  --                 --            149,702
John R. Haire ............         149,702              $73,725            $157,463            $25,350            406,240
Wayne E. Hedien ..........          39,010                   --                  --                 --             39,010
Dr. Manuel H. Johnson              145,702               71,125                  --                 --            216,827
Michael E. Nugent ........         149,702               73,725                  --                 --            223,427
John L. Schroeder ........         149,702               73,725                  --                 --            223,427

     As of the date of this Proxy Statement, 57 of the Morgan Stanley Dean Witter Funds, including the Trust, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 29.41% of his or her Eligible Compensation plus 0.4901667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 58.82% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Trust's Independent Trustees by the Trust for the fiscal year ended August 31, 1998 and by the 57 Morgan Stanley Dean Witter Funds (including the Trust) for the year ended December 31, 1997, and the estimated retirement benefits for the Trust's Independent Trustees, to commence upon their retirement, from the Trust as of August 31, 1998 and from the 57 Morgan Stanley Dean Witter Funds as of December 31, 1997.

  RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY DEAN WITTER FUNDS




                                    FOR ALL ADOPTING FUNDS
                                -------------------------------
                                                                                                   ESTIMATED ANNUAL
                                   ESTIMATED                           RETIREMENT BENEFITS              BENEFITS
                                    CREDITED                           ACCRUED AS EXPENSES         UPON RETIREMENT(2)
                                     YEARS         ESTIMATED    --------------------------------- --------------------
                                 OF SERVICE AT   PERCENTAGE OF                       BY ALL         FROM    FROM ALL
                                   RETIREMENT       ELIGIBLE        BY THE          ADOPTING         THE    ADOPTING
NAME OF INDEPENDENT TRUSTEE       (MAXIMUM 10)    COMPENSATION       TRUST            FUNDS         TRUST     FUNDS
---------------------------     --------------- --------------- -------------- ------------------ -------- ----------
Michael Bozic .................        10             58.82%       $  380         $   20,499       $  971   $ 55,026
Edwin J. Garn .................        10             58.82           565             30,878          971     55,026
John R. Haire .................        10             58.82           (98)(3)        (19,823)(3)    2,389    132,002
Wayne E. Hedien ...............         9             50.00           494                  0          825     46,772
Dr. Manuel H. Johnson .........        10             58.82           230             12,832          971     55,026
Michael E. Nugent .............        10             58.82           399             22,546          971     55,026
John L. Schroeder .............         8             49.02           762             39,350          815     46,123

-------------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until May 1, 1999.


     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION FOR EACH OF THE TRUSTEES NOMINATED FOR ELECTION.

THE INVESTMENT ADVISER AND THE INVESTMENT ADVISORY AGREEMENT

     MSDW Advisors serves as the investment adviser for the Trust pursuant to an investment advisory agreement entered into between the Trust and MSDW Advisors dated May 31, 1997 ("Advisory Agreement") which took effect upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement was approved by the Board of Trustees of the Trust on February 21, 1997 and by the Trust's Shareholders at a Special Meeting of Shareholders held on May 20, 1997. The Advisory Agreement supersedes an earlier investment advisory agreement between the Trust and MSDW Advisors and is identical in all material respects, including fees payable by the Trust thereunder, to the earlier investment advisory agreement, except for the dates of effectiveness and termination.


THE ADVISORY AGREEMENT

     The Advisory Agreement provides that MSDW Advisors shall obtain and evaluate such information and advice relating to the economy and securities and commodity markets as it deems necessary or useful to discharge its duties under the Advisory Agreement and that it shall continuously supervise the management of the assets of the Trust in a manner consistent with the investment objectives and policies of the Trust and subject to such other limitations and directions as the Board of the Trust may, from time to time, prescribe.

     MSDW Advisors pays the compensation of the officers of the Trust who are also directors, officers or employees of MSDW Advisors and provides the Trust with office space and equipment, and clerical and bookkeeping services and telephone service, heat, light, power and other utilities. MSDW Advisors also pays for the services of personnel in connection with the pricing of the Trust's shares and the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of MSDW Advisors, necessary or desirable). In return for its investment services and the expenses which MSDW Advisors assumes under the Advisory Agreement, the Trust pays MSDW Advisors compensation which is computed weekly and payable monthly and which is determined by applying the annual rate of 0.35% to the Trust's average weekly net assets not exceeding $250 million and 0.25% of the portion of average weekly net assets exceeding $250 million. Pursuant to the Advisory Agreement, the Trust accrued to the Investment Adviser total compensation of $1,007,218 during the fiscal year ended August 31, 1998. The net assets of the Trust totalled $303,503,461 at August 31, 1998.

     Under the Advisory Agreement, the Trust is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Adviser, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Trust to Federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with registration and maintenance of registration of the Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the costs and expense of preparing, printing, including typesetting, and distributing prospectuses for such purposes; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Trust's Administrator or Investment Adviser or any of their corporate affiliates; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Trust, and independent accountants in connection with any matter relating to the Trust (not including compensation or expenses of attorneys employed by the Trust's Administrator or Investment Adviser); membership dues of industry associations; interest payable on Trust borrowings; fees and expenses incident to the listing of the Trust's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims, liabilities, litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operations unless otherwise explicitly provided in the Advisory Agreement.

     The Advisory Agreement will continue in effect for an initial term expiring April 30, 1999 and will continue in effect from year to year thereafter, provided such continuance is approved at least annually by vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Trust or by the Trustees of the Trust, and, in either event, by the vote cast in person by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party (as defined in the 1940 Act) at a meeting called for the purpose of voting on such approval.

     The Advisory Agreement also provides that it may be terminated at any time by the Investment Adviser, the Trustees or by a vote of a majority of the outstanding voting securities of the Trust, in each instance without the payment of any penalty, on thirty days' notice and will automatically terminate upon any assignment.


INVESTMENT ADVISER

     Morgan Stanley Dean Witter Advisors Inc. is the Trust's investment adviser. MSDW Advisors maintains its offices at Two World Trade Center, New York, New York 10048. MSDW Advisors, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors Inc. on June 22, 1998. MSDW Advisors is a wholly-owned subsidiary of MSDW, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

     MSDW Advisors' wholly-owned subsidiary, MSDW Services, pursuant to an Administration Agreement, serves as the Administrator of the Trust and receives from the Trust compensation which is computed weekly and payable monthly and which is determined by applying the following annual rates: 0.20% of the portion of average weekly net assets not exceeding $250 million; 0.15% of the portion of average weekly net assets exceeding $250 million and not exceeding $500 million; 0.12% of the portion of average weekly net assets exceeding $500 million and not exceeding $750 million; and 0.10% of the portion of average weekly net assets exceeding $750 million to the Trust's weekly net assets. For the fiscal year ended August 31, 1998, the Trust accrued to MSDW Services administrative fees of $579,262.

     The Principal Executive Officer and Directors of MSDW Advisors are Mitchell M. Merin, President and Chief Executive Officer, Robert M. Scanlan, President and Chief Operating Officer and Barry Fink, Senior Vice President, Secretary and General Counsel. The principal occupations of Messrs. Merin, Scanlan and Fink are described in the preceding paragraph under the section "Election of Trustees." The business address of the Executive Officer and other Directors is Two World Trade Center, New York, New York 10048.

     MSDW Advisors and its wholly-owned subsidiary, MSDW Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The Appendix lists the investment companies for which MSDW Advisors provides investment management or investment advisory services and which have similar investment objectives to that of the Trust, and sets forth the fees payable to MSDW Advisors by such companies, including the Trust, and their net assets as of October 28, 1998.

     MSDW has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against MSDW involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

     During the fiscal year ended August 31, 1998, the Trust accrued to MSDW Trust, the Trust's Transfer Agent and an affiliate of the Investment Adviser, transfer agency fees of $126,664.


AFFILIATED BROKER

     Because DWR, Morgan Stanley & Co. Incorporated and MSDW Advisors are under the common control of MSDW, DWR and Morgan Stanley & Co. Incorporated are affiliated brokers of the Trust. For the fiscal year ended August 31, 1998, the Trust did not pay any brokerage commission to DWR or Morgan Stanley & Co., Incorporated.


  (2) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Trustees have unanimously selected the firm of PricewaterhouseCoopers LLP as the Trust's independent accountants for the fiscal year ending August 31, 1999. Its selection is being submitted for ratification or rejection by Shareholders at the Meeting. PricewaterhouseCoopers LLP has been the independent accountants for the Trust since its inception, and has no direct or indirect financial interest in the Trust.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting and will be available to respond to appropriate questions of Shareholders.

     The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants for the Trust.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE TRUST.

  (3) SHAREHOLDER PROPOSAL TO AMEND THE TRUST'S DECLARATION OF TRUST TO REQUIRE EACH TRUSTEE, WITHIN THIRTY DAYS OF ELECTION, TO BECOME A SHAREHOLDER OF THE
                                     TRUST

     The Trust has been informed by Carol W. Mullett, 1420 Fern Court, Vero Beach, Florida 32963-4009, a shareholder of record who owned approximately shares at October 28, 1998 (the "Proponent"), that she intends to submit the following proposal (the "Shareholder Proposal") at the Meeting:

     RESOLVED, that the Declaration of Trust be amended to require that each Trustee, within thirty days of election, become a shareholder of the Trust.

     The Proponent has requested that the following statement be included in support of her proposal:

     I believe it's obvious that the Trustees could better understand and represent our interests if they were shareholders themselves. Yet eight of the Trustees don't own a single share of our Trust. In fact, they have NEVER been shareholders. You can read below a litany of excuses seeking to convince you that we are somehow better off because these Trustees WILL NOT invest in our Trust. Let's look at their excuses: I call them the THREE LITTLE FIGS.

     Fig Leaf #1 -- "The Trustees have adopted a policy" which requires "each Trustee . . . to invest at least $25,000 in any of the Funds". But they refuse to invest less than $10 in our Trust. And, believe-it-or-not, the Trustees can meet their requirement with money market funds. By the way, they adopted this policy only after my proposals. This is the scantiest of the fig leaves.

     Fig Leaf #2 -- "The Trust's objectives and policies may not be appropriate for a Trustee". Isn't it strange that only one of the Trustees shares our interest in tax-free income. And remember, they can meet our proposed requirement by investing less than $10. Aw, come on guys.

     Fig Leaf #3 -- "Any policy which requires the Trustees to own shares of a specific Fund . . . could logically be extended to all Funds". This excuse is pure smoke since my proposal applies only to Municipal Income Trust and has no bearing on any other company. Will logic oblige the Trustees to invest in all the Funds if my proposal passes? Impaled on a fig leaf?

     I hope you will vote for my proposal and encourage the Trustees to join us as stockholders so they can share the risks and rewards of our investment.

       THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THE SHAREHOLDER PROPOSAL.


RECOMMENDATION OF THE BOARD OF TRUSTEES

     The Proponent or Mr. Edwin Mullett has requested that a similar proposal be included in the proxy statement relating to each of the three previous annual meetings. Each proposal was included and failed to obtain sufficient votes to be adopted by shareholders. The Trustees determined to oppose the proposal each year. The Trustees considered whether a share ownership requirement for Trustees such as that proposed by the Proponent was in the best interests of the Trust and its shareholders and they concluded that it was not. The Trustees continue to adhere to this view. The reasons for the Trustees' decision are, once again, reiterated below.


THE SHARE OWNERSHIP POLICY

     The Trustees have adopted a policy pursuant to which each Trustee, and/or his or her spouse, is required to invest at least $25,000 in any of the Funds in the Morgan Stanley Dean Witter complex, including the Trust (and, if applicable, in the TCW/DW Funds), on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. Any future Trustee will be given a one year period within which to comply with the foregoing policy. As of the date of this proxy statement, each Trustee is in compliance with the policy. As of September 30, 1998, the total value of shares of the Morgan Stanley Dean Witter Funds (and, if applicable, the TCW/DW Funds) owned by the Trustees and/or their spouses was approximately $ million.


REASONS FOR OPPOSING THE SHAREHOLDER PROPOSAL

     The share ownership policy requires the Trustees to make a significant investment in the Funds in the Morgan Stanley Dean Witter complex, which includes the Trust, while allowing the Trustees to select the specific Funds that meet their individual investment needs. As they stated in the three previous years' proxy statements, the Trustees believe it is not necessary to own shares of this particular Trust to act in the best interests of shareholders and that they can carry out their duties and functions diligently and effectively without owning shares of the Trust. In addition, because the Trust's objectives and policies may not be appropriate for a Trustee's individual financial circumstances, the Trust could be inhibited in its ability to attract Trustees if the available pool is limited to those whose personal financial needs are met by the Trust's objectives and policies.

     The Trustees continue to believe that any policy requiring the Trustees to own shares of a specific Fund for which they serve as Trustees, without regard to their own respective investment objectives, could logically be extended to all the Funds in the Morgan Stanley Dean Witter complex. The Trustees believe that such a complex-wide share ownership requirement would be impractical and undesirable because it could make it more difficult to maintain the same board of Trustees for all the Funds given the large number of Funds in the complex. The Trustees believe that having the same Trustees for each of the Morgan Stanley Dean Witter Funds is in the best interests of all the Funds' shareholders for several reasons. First, a common board enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of high caliber Trustees. In addition, having a common board avoids the duplication of effort that would arise from having different groups of individuals serving as Trustees for each of the Funds and avoids the cost and confusion that may arise from different conclusions being reached by different boards on the same operations and management issues. Finally, serving as Trustees of all Funds tends to increase a Trustee's knowledge and expertise regarding matters which affect all the Funds in the complex and enhances the ability to negotiate on behalf of each Fund with the Fund's service providers.

     For the reasons stated above and in light of the fact that they have adopted the share ownership policy described above, the Trustees unanimously recommend that shareholders vote AGAINST the shareholder proposal.

     The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Meeting is required for the approval of the shareholder proposal.


                            ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.


                            SHAREHOLDERS PROPOSALS

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders must be received no later than July 7, 1999, for inclusion in the proxy statement for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.


                            REPORTS TO SHAREHOLDERS

     THE TRUST'S MOST RECENT ANNUAL REPORT, FOR THE FISCAL YEAR ENDED AUGUST 31, 1998, HAS PREVIOUSLY BEEN SENT TO SHAREHOLDERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN-PINTO AT MORGAN STANLEY DEAN WITTER TRUST FSB, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).

                          INTEREST OF CERTAIN PERSONS

     MSDW, MSDW Advisors, DWR, MSDW Services and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trust, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Trust, and certain of those individuals are compensated for performing services relating to the Trust and may also own shares of MSDW. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.


                                 OTHER BUSINESS

     The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.


                       By Order of the Board of Trustees


                                  BARRY FINK
                                   Secretary

                                                                       APPENDIX


     MSDW Advisors serves as investment adviser to Municipal Income Trust and as investment manager or investment adviser to the other investment companies listed below which have similar investment objectives to those of Municipal Income Trust. Set forth below is a chart showing the net assets of each such investment company as of October 28, 1998 and the investment management or advisory fee rate(s) applicable to such investment company.




                                                                     CURRENT INVESTMENT
                                                                       MANAGEMENT OR
                                                                    ADVISORY FEE RATE(S)
                                               NET ASSETS             AS A PERCENTAGE
                                             AS OF 10/28/98            OF NET ASSETS
                                            ----------------        --------------------
 1. MORGAN STANLEY DEAN WITTER
    CALIFORNIA TAX-FREE INCOME FUND* ......   $              0.55% on assets up to $500
                                                             million, scaled down at
                                                             various asset levels to 0.45%
                                                             on assets over $1.25 billion

 2. MORGAN STANLEY DEAN WITTER LIMITED
    TERM MUNICIPAL TRUST* .................                  0.50%

 3. MORGAN STANLEY DEAN WITTER
    MULTI-STATE MUNICIPAL SERIES TRUST* ...                  0.35%

 4. MORGAN STANLEY DEAN WITTER
    NEW YORK TAX-FREE INCOME FUND* ........                  0.55% on assets up to $500
                                                             million and 0.525% on assets
                                                             over $500 million

 5. MORGAN STANLEY DEAN WITTER
    TAX-EXEMPT SECURITIES TRUST* ..........                  0.50% on assets up to $500
                                                             million, scaled down at
                                                             various asset levels to 0.325%
                                                             on assets over $1.25 billion

 6. INTERCAPITAL CALIFORNIA INSURED
    MUNICIPAL INCOME TRUST** ..............                  0.35%

 7. INTERCAPITAL CALIFORNIA QUALITY
    MUNICIPAL SECURITIES** ................                  0.35%

 8. INTERCAPITAL INSURED CALIFORNIA
    MUNICIPAL SECURITIES** ................                  0.35%

 9. INTERCAPITAL INSURED MUNICIPAL BOND
    TRUST** ...............................                  0.35%

10. INTERCAPITAL INSURED MUNICIPAL
    INCOME TRUST** ........................                  0.35%

11. INTERCAPITAL INSURED MUNICIPAL                           0.35%
    SECURITIES** ..........................

12. INTERCAPITAL INSURED MUNICIPAL                           0.35%
    TRUST** ...............................

13. INTERCAPITAL NEW YORK QUALITY
    MUNICIPAL SECURITIES** ................                  0.35%

                                                                    CURRENT INVESTMENT
                                                                       MANAGEMENT OR
                                                                   ADVISORY FEE RATE(S)
                                              NET ASSETS              AS A PERCENTAGE
                                            AS OF 10/28/98             OF NET ASSETS
                                           ----------------        --------------------
14. INTERCAPITAL QUALITY MUNICIPAL
    INCOME TRUST** .......................                  0.35%

15. INTERCAPITAL QUALITY MUNICIPAL
    INVESTMENT TRUST** ...................  $               0.35%

16. INTERCAPITAL QUALITY MUNICIPAL
    SECURITIES** .........................                  0.35%

17. MUNICIPAL INCOME TRUST** .............                  0.35% on assets up to $250
                                                            million and 0.25% on assets
                                                            over $250 million

18. MUNICIPAL INCOME TRUST II** ..........                  0.40% on assets up to $250
                                                            million and 0.30% on assets
                                                            over $250 million

19. MUNICIPAL INCOME TRUST III** .........                  0.40% on assets up to $250
                                                            million and 0.30% on assets
                                                            over $250 million
20. MUNICIPAL INCOME OPPORTUNITIES
    TRUST** ..............................                  0.50%

21. MUNICIPAL INCOME OPPORTUNITIES                          0.50%
    TRUST II** ...........................

22. MUNICIPAL INCOME OPPORTUNITIES                          0.50%
    TRUST III** ..........................

23. MUNICIPAL PREMIUM INCOME TRUST** .....                  0.40%

24. MORGAN STANLEY DEAN WITTER SELECT
    MUNICIPAL REINVESTMENT FUND*** .......                  0.50%

25. MORGAN STANLEY DEAN WITTER HAWAII                       0.35%(1)
    MUNICIPAL TRUST*(1) ..................

----------
*     Open-end investment company

**    Closed-end investment company

*** Open-end investment company offered only to the holders of units of certain unit investment trusts (UITs) in connection with the reinvestment of UIT distributions

(1) MSDW Advisors has undertaken, until January 1, 1999, to continue to assume all operating expenses (except for any 12b-1 and brokerage fees) of Morgan Stanley Dean Witter Hawaii Municipal Trust and to waive the compensation provided for in its investment management agreement with that company.

                            MUNICIPAL INCOME TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Municipal Income Trust on December 17, 1998, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of
Meeting dated November   , 1998 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE TRUSTEES AND FOR PROPOSAL 2 AND AGAINST PROPOSAL 3 SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                                                   FOR ALL
1. Election of two (2) Trustees:                    FOR  WITHHOLD   EXCEPT
                                                    [ ]    [ ]       [ ]

   Michael Bozic, Charles A. Fiumefreddo

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

2. Ratification of appointment of                   FOR  AGAINST   ABSTAIN
   PricewaterhouseCoopers LLP as                    [ ]    [ ]       [ ]
   independent accountants.

3. Shareholder proposal                             FOR  AGAINST   ABSTAIN
   (NOTE: THE TRUSTEES RECOMMEND                    [ ]    [ ]       [ ]
   A VOTE AGAINST THIS PROPOSAL)




                                                   Date
                                                        ---------------------

          Please make sure to sign and date this Proxy using black or blue ink.
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                         Shareholder sign in the box above

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          -------------------------------------------------------------------
                       Co-Owner (if any) sign in the box above


 - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - -
 PRX 000121              PLEASE DETACH AT PERFORATION





                             MUNICIPAL INCOME TRUST

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                                   IMPORTANT

                    PLEASE SEND IN YOUR PROXY.........TODAY!

 YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.
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